Exhibit 10.1

MEMBERSHIP INTEREST PURCHASE AGREEMENT

This Membership Interest Purchase Agreement (this “Agreement”) is effective as of January 25, 2018, by and between E.N.A. Renewables, LLC, a Delaware limited liability company (“Buyer”), BioHiTech Global, Inc., a Delaware corporation and parent of the Buyer (the “Parent”), [________] and [________], each an individual (collectively, the “Sellers”) and Gold Medal Group, LLC, a Delaware limited liability company (“Company”). The parties to this Agreement are sometimes referred to herein each as a “Party” and collectively, as the “Parties”.

RECITALS

WHEREAS, [________] is the owner of Four Hundred Ninety-Nine Thousand Nine Hundred Fifty (499,950) Investment Preferred Units and Four Hundred Ninety-Nine Thousand Nine Hundred Fifty (499,950) Class A Common Units and [________] is the owner of One Million Seven Hundred Fifty Thousand Fifty (1,750,050) Investment Preferred Units and One Million Seven Hundred Fifty Thousand Fifty (1,750,050) Class A Common Units (collectively, the “Sellers Interests”) of Gold Medal Group, LLC, a Delaware limited liability company (the “Company”).

WHEREAS, Sellers have agreed to sell and the Buyer has agreed to purchase the Sellers Interests pursuant to the terms and conditions set forth below, such that upon the completion of the transactions contemplated in this Agreement, Buyer will own Two Million Two Hundred Fifty Thousand (2,250,000) Investment Preferred Units and Two Million Two Hundred Fifty Thousand (2,250,000) Class A Common Units of the Company.

AGREEMENT

NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1.       Sale of Membership Interests, Purchase Price, and Payment Terms.

(a)       Upon the terms and conditions set forth herein, and in consideration of the Purchase Price, hereinafter defined, Buyer shall purchase, and Sellers shall sell, all of Sellers’ right, title and interest in and to the Sellers Interests, together with all unpaid distributions, dividends and other entitlements pertaining thereto, as of the Closing Date (defined in Section 2(a) below), free and clear of any claims, liens, pledges and encumbrances of any kind whatsoever.

(b)       In consideration of Sellers selling and transferring the Sellers Interests, the Parent agrees to issue to Sellers Five Hundred Thousand (500,000) shares (the “Purchase Shares”) of the Parent’s common stock, par value $0.0001 per share (the “Purchase Price”) at a per share purchase price of $4.50.

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2.       Closing.

(a)       The sale and purchase of the Sellers Interests as set forth in Section 1 (the “Closing”) shall occur and be effective upon execution of this Agreement as of the date of this Agreement (the “Closing Date”). The Closing shall take place at the offices of the Parent, or at such other place as agreed to by the Parties.

(b)       At and as conditions precedent to Closing:

(i)       Sellers shall deliver to Buyer an executed counterpart of (A) this Agreement, and (B) the Assignment of Membership Interest in the form attached hereto as Exhibit A (the “Assignment”) and incorporated herein by reference; and

(ii)       Buyer shall deliver to Sellers an executed counterpart of this Agreement; and

(iii)       Buyer shall complete, execute and deliver to the Company a Form W-9 of the Internal Revenue Service.

(c)       As soon as practicable following the Closing but not more than five (5) business days thereafter, the Parent shall deliver to Sellers certificates representing the Purchase Shares in the amount to the Sellers set forth on Exhibit B.

(d)       From time to time, at a Party’s reasonable request, the other Party shall execute and deliver such further instruments of conveyance, transfer and assignment, and take such other action as may be reasonably requested in order to complete and effect the transaction contemplated herein.

3.       Representations and Warranties.

(a)       Sellers represents and warrants to Buyer, Parent and the Company as follows:

(i)       The Sellers are the owners, beneficially and of record, of the Sellers Interests, free and clear of any adverse claim, lien, option, charge, security interest or encumbrance of any nature whatsoever (collectively, the “Liens”). The Sellers have good and marketable title to the Sellers Interests, free and clear of all Liens.

(ii)       The Sellers have full power and authority to sell, convey, assign and transfer the Sellers Interests to the Buyer and otherwise consummate the transactions contemplated by this Agreement and receive payment for the Purchase Shares as contemplated by this Agreement. No authorization, approval or consent of any third party is required for the lawful execution, delivery and performance of this Agreement by the Sellers.

(iii)       The Sellers are the sole record owner and beneficial owner of the Sellers Interests.

(iv)       This Agreement constitutes a valid and legally binding obligation of the Sellers, enforceable against them in accordance with its terms. Neither the execution and

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delivery of this Agreement, nor the consummation of the transactions contemplated hereby in the manner herein provided, will constitute a violation of or default under, or conflict with, any judgment, decree, statute or regulation or any governmental authority applicable to the Seller or any contract, commitment, agreement or restriction of any kind to which any Seller is a party or by which its assets are bound. The execution and delivery of this Agreement does not, and the consummation of the transactions described herein will not, violate applicable law, or any mortgage, lien, agreement, indenture, lease or understanding (whether oral or written) of any kind outstanding relative to the Sellers.

(v)       The Sellers have made no prior transfer of the Sellers Interests, and the Sellers have, and will convey to Buyer, at Closing, good and marketable title to the Sellers Interests, free and clear of any claims, liens, pledges, security interests or encumbrances, of any kind.

(vi)       The Sellers are not required to obtain authorization, approval, consent, or order of, or make a registration or filing, with, any court or other governmental body in connection with the execution and delivery by the Sellers of this Agreement and the consummation by the Sellers of the transactions contemplated hereby.

(vii)       Neither the execution and the delivery by the Sellers of this Agreement, nor the consummation by the Sellers of the transactions contemplated hereby, will (a) violate any law, rule, injunction, or judgment of any governmental agency or court to which the Sellers are subject or any provision of its charter, bylaws, trust agreement, or other governing documents or (b) conflict with, result in a breach of, or constitute a default under, any agreement, contract, lease, license, instrument, or other arrangement to which the Sellers are a party or by which the Sellers are bound or to which any of their assets is subject.

(viii)       None of the information contained in the representations and warranties of the Seller set forth in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein not misleading.

(ix)       The Sellers are acquiring the Purchase Shares for their own account and not with a present view toward the public sale or distribution thereof.

(x)       The Sellers are each an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Sellers hereby represent and warrant that, either by reason of the Sellers’ business or financial experience or the business or financial experience of the Sellers’ advisors (including, but not limited to, a “purchaser representative” (as defined in Rule 501(h) promulgated under Regulation D), attorney and/or an accountant each as engaged by the Sellers at its sole risk and expense) the Sellers (a) have the capacity to protect their own interests in connection with the transaction contemplated hereby and/or (b) the Sellers have prior investment experience, including investments in securities of privately-held companies or companies whose securities are not listed, registered, quoted and/or traded on a national securities exchange, to the extent necessary, the Sellers have retained, at its sole risk and expense, and relied upon appropriate professional advice regarding the investment,

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tax and legal merits and consequences of this Agreement and the purchase of the Purchase Shares hereunder.

(xi)       The Sellers agree, acknowledge and understand that they and their advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Parent that have been requested by the Sellers or their advisors. The Sellers represent and warrant that they and their advisors, if any, have been afforded the opportunity to ask questions of the Parent. The Sellers agree, acknowledge and understand that neither such inquiries nor any other due diligence investigation conducted by the Sellers or any of their advisors or representatives modify, amend or affect the Sellers’ right to rely on the Parent’s representations and warranties contained herein.

(xii)       The Sellers agree, acknowledge and understand that:

(A) the Purchase Shares have not been and, except as set forth herein, are not being registered under the Securities Act or any applicable state securities or “blue sky” laws. Consequently, the Sellers may have to bear the risk of holding the Purchase Shares for an indefinite period of time because the Purchase Shares may not be transferred unless: (i) the resale of the Purchase Shares is registered pursuant to an effective registration statement under the Securities Act; (ii) the Sellers have delivered to the Parent an opinion of counsel reasonably acceptable to the Parent and its counsel (in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Purchase Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (iii) the Purchase Shares are sold or transferred pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”);

(B) any sale of the Purchase Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of the Purchase Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder; and

(C) except as set forth in herein, neither the Parent nor any other person is under any obligation to register the Purchase Shares under the Securities Act or any state securities or “blue sky” laws or to comply with the terms and conditions of any exemption thereunder.

(xiii)       The Sellers agree, acknowledge and understand that the certificates representing the Purchase Shares will bear restrictive legends in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such shares):

THESE SHARES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED

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(THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(xi)       Each Seller agrees, acknowledges and understands that, upon the consummation of the sale of the Seller Interests, such Seller will not own, directly or indirectly, any equity securities of the Company or any of its subsidiaries (including any securities convertible into or exchangeable for equity securities of the Company or any of its subsidiaries).

(b)       Buyer and Parent hereby represents and warrants to Sellers as follows:

(i)       Each of Buyer and Parent is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its formation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither Buyer or Parent is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of Buyer and Parent is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, does not have and would not reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any material agreement to which Buyer and Parent is a party (a “Material Agreement”), (ii) a material adverse effect on the results of operations, assets, business, or condition (financial or otherwise) of Buyer and Parent, or (iii) a material adverse effect on ability of Buyer and Parent to perform in any material respect on a timely basis its obligations under any Material Agreement (any of (i), (ii), or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(ii)       That Buyer and Parent have the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out their obligations hereunder. The execution and delivery of each of the Agreement by Buyer and Parent and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Buyer and Parent and no further action is required by Buyer or Parent, the Board of Directors, the Managing Members or the equity holders of Buyer and Parent in connection therewith. This Agreement has been (or upon delivery will have been) duly executed by Buyer and Parent and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against Buyer and Parent in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other

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laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(iii)       The execution, delivery and performance of the Agreement by Buyer and Parent and the consummation by Buyer and Parent of the other transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the certificate or articles of incorporation, bylaws or other organizational or charter documents, of Buyer or Parent or (ii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Buyer or Parent are is subject (including federal and state securities laws and regulations), or by which any property or asset of Buyer or Parent are bound or affected.

(iv)       Neither Buyer or Parent is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority in connection with the execution, delivery and performance by Buyer or Parent of this Agreement.

(v)       The Purchase Shares acquired under this Agreement, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Parent other than restrictions on transfer provided for herein.

(c)       Buyer and Parent hereby represents and warrants to the Company as follows:

(i)       Each of Buyer and Parent is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its formation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither Buyer or Parent is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of Buyer and Parent is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, does not have and would not reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any material agreement to which Buyer and Parent is a party (a “Material Agreement”), (ii) a material adverse effect on the results of operations, assets, business, or condition (financial or otherwise) of Buyer and Parent, or (iii) a material adverse effect on ability of Buyer and Parent to perform in any material respect on a timely basis its obligations under any Material Agreement (any of (i), (ii), or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(ii)       That Buyer and Parent have the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and

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otherwise to carry out their obligations hereunder. The execution and delivery of each of the Agreement by Buyer and Parent and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Buyer and Parent and no further action is required by Buyer or Parent, the Board of Directors, the Managing Members or the equity holders of Buyer and Parent in connection therewith. This Agreement has been (or upon delivery will have been) duly executed by Buyer and Parent and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against Buyer and Parent in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(iii)       The execution, delivery and performance of the Agreement by Buyer and Parent and the consummation by Buyer and Parent of the other transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the certificate or articles of incorporation, bylaws or other organizational or charter documents, of Buyer or Parent or (ii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Buyer or Parent are is subject (including federal and state securities laws and regulations), or by which any property or asset of Buyer or Parent are bound or affected.

(iv)       Neither Buyer or Parent is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority in connection with the execution, delivery and performance by Buyer or Parent of this Agreement.

(v)        Buyer is acquiring the Seller Interests for its own account and not with a present view toward the public sale or distribution thereof.

(x)       Each of Parent and Buyer is an “accredited investor” as defined in the Securities Act. Parent and Buyer hereby represent and warrant that, either by reason of the their business or financial experience or the business or financial experience of the Parent and Buyer’s advisors (including, but not limited to, a “purchaser representative” (as defined in Rule 501(h) promulgated under Regulation D), attorney and/or an accountant each as engaged by Parent and Buyer at their sole risk and expense), Parent and Buyer (a) have the capacity to protect their own interests in connection with the transaction contemplated hereby and/or (b) have prior investment experience, including investments in securities of privately-held companies or companies whose securities are not listed, registered, quoted and/or traded on a national securities exchange, to the extent necessary, Parent and Buyer have retained, at their sole risk and expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Seller Interests hereunder.

(xi)       Parent and Buyer agree, acknowledge and understand that they and their advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Parent that have been requested by Parent and Buyer or their advisors. Parent

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and Buyer represent and warrant that they and their advisors, if any, have been afforded the opportunity to ask questions of the Company.

(xii)       Parent and Buyer agree, acknowledge and understand that:

(A) the Seller Interests have not been and, except as set forth herein, are not being registered under the Securities Act or any applicable state securities or “blue sky” laws. Consequently, Parent and Buyer may have to bear the risk of holding the Seller Interests for an indefinite period of time because the Seller Interests may not be transferred unless: (i) the resale of the Seller Interests is registered pursuant to an effective registration statement under the Securities Act; (ii) Parent and Buyer have delivered to the Parent an opinion of counsel reasonably acceptable to the Company and its counsel (in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Seller Interests to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (iii) the Seller Interests are sold or transferred pursuant to Rule 144;

(B) any sale of the Seller Interests made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of the Seller Interests under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Commission promulgated thereunder;

(C) except as set forth in herein, neither the Company nor any other person is under any obligation to register the Seller Interests under the Securities Act or any state securities or “blue sky” laws or to comply with the terms and conditions of any exemption thereunder; and

(D) the Seller Interests are subject to certain additional transfer restrictions as more fully described in the Limited Liability Company Agreement of the Company, dated as of January 25, 2018, as amended, modified or supplemented from time to time.

(d) The representations and warranties set forth in this Section 3 shall survive the Closing.

4.        Indemnification.

(a)       Sellers shall indemnify, defend and hold Buyer and Parent and their executors, beneficiaries, heirs, assigns, representatives and agents (each a “Buyer Indemnifiable Party”) harmless from and against all claims, suits, damages, losses or expenses incurred by a Buyer Indemnifiable Party (including reasonable attorneys’ fees) arising out of or resulting from the inaccuracy or breach of any representation or warranty of Sellers contained in this Agreement.

(b)        Buyer and Parent shall indemnify, defend and hold the Sellers and his executors, beneficiaries, heirs, assigns, representatives and agents (each a “Sellers Indemnifiable Party”) harmless from and against all claims, suits, damages, losses or expenses incurred by a

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Sellers Indemnifiable Party (including reasonable attorneys’ fees) arising out of or resulting from the inaccuracy or breach of any representation or warranty of Buyer contained in this Agreement.

(c)       On the occurrence of any event for which a Buyer Indemnifiable Party or Sellers Indemnifiable Party (each, an “Indemnifiable Party”) is entitled to indemnification under the provisions of this Agreement, the Indemnifiable Party also shall have all other rights and remedies available to it at law and equity, in bankruptcy or otherwise.

(d)       A condition precedent to the Indemnifiable Party’s right to seek indemnification under this Section will be the prompt notification of the Indemnifiable Party of the claim as soon as the Indemnifiable Party becomes aware of such claim, provided that failure to promptly notify shall not relieve the Indemnifying Party of its obligations hereunder unless and to the extent it is actually prejudiced by the delay. Further, the Indemnifying Party shall assume control of the defense and settlement of any claim for which indemnification is sought (unless the Indemnifiable Party otherwise elects, in which case the Indemnifiable Party shall diligently defend the claim with the right to defend and settle the claim). In any case, the party not defending the claim shall reasonably cooperate with the other defense, and the defending party shall keep the other party reasonably informed of all material developments and communications with respect thereto, and shall not settle the claim without the consent of the other party, such consent not to be unreasonably withheld or delayed in any case.

5.       Registration Rights. Whenever Parent proposes to register any of its equity securities under the Securities Act of 1933, as amended (the “Securities Act”) (excluding registrations of Form S-4 and S-8) (a “Piggyback Registration”), whether or not for sale for its own account, Parent will give prompt written notice to the Sellers prior to the filing of the registration statement or offering statement of its intention to effect such a registration or offering and, if Parent has received written request or requests for inclusion of the Purchase Shares therein within 10 business days after the receipt by the Seller of Parent’s notice, and if in the opinion of Parent’s underwriters or selling agents, if any, the Purchase Shares can be sold without adverse effect, Parent will include the Purchase Shares, between the Sellers in such registration or offer all shares of Stock Consideration (the “Seller Registrable Securities”) with respect to which the Company.

6.       Miscellaneous.

(a)       Governing Law; Jurisdiction. This Agreement will be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated this Agreement shall be commenced in the state and federal courts sitting in the State of Delaware (the “Delaware Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Delaware Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Delaware Courts,

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or such Delaware Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement.

(b)       Counterparts; Electronic Signatures. This Agreement may be executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties. This Agreement, once executed by a party, may be delivered to the other parties hereto by (e.g. electronic submission, facsimile transmission or e-mail of a copy of this Agreement bearing the signature of the party so delivering this Agreement).

(c)       Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

(d)       Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(e)       Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Subscriber and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

(f)       Entire Agreement; Amendments. This Agreement (including all schedules and exhibits hereto) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein.  This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. Except as set forth in herein, no provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

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(g)       Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to Buyer or Parent, to:

BioHiTech Global, Inc.

80 Red Schoolhouse Road, Suite 101

Chestnut Ridge, NY 10977

Attention: [________]

Email: [________]

With a copy by email only to (which copy shall not constitute notice):

[________]

[________]

[________]

If to Sellers, to:

[________]

[________]

[________]

With a copy by email only to (which copy shall not constitute notice):

[________]

[________]

[________]

If to the Company, to:

[________]

[________]

[________]

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With a copy by email only to (which copy shall not constitute notice):

[________]

[________]

[________]

(h)       Successors and Assigns. This Agreement is binding upon and inures to the benefit of the parties and their successors and assigns. Neither party may assign this Agreement without the prior written consent of the other.

(i)       Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(j)       Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)       Waiver. It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

(l)       Other Documents. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

(m)       Waiver of Jury Trial. In any action, suit or proceeding in any jurisdiction brought by any party against any other party, the parties each knowingly and intentionally, to the greatest extent permitted by applicable law, hereby absolutely, unconditionally, irrevocably and expressly waive forever trial by jury.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have duly executed this Membership Interest Purchase Agreement on the date first written above.

BUYER:	SELLERS:

E.N.A. RENEWABLES, LLC

By:
Name:	[________]
Title:

PARENT:

BIOHITECH GLOBAL, INC.

By:
Name:	[________]
Title:

COMPANY:

GOLD MEDAL GROUP, LLC

By:
Name:
Title:

[Signature page to Membership Interest Purchase Agreement]

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Exhibit A

Assignment of Membership Interest

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer hereto

E.N.A. RENEWABLES, LLC

all of my Membership Interests in GOLD MEDAL GROUP, LLC, a Delaware limited liability company (the “Company”), which equal [________] (___) percent of the issued and outstanding Membership Interests of the Company, standing on its name on the books of the Company and does hereby irrevocably constitute and appoint ________________ attorney to transfer the said interest on the book of the Company with full power of substitution in the premises.

Dated: January__, 2018

[SELLER]

IN PRESENCE OF

Exhibit B

Allocation of Purchase Shares

Seller	Number of Purchase Shares
[________]	[________]
[________]	[________]